                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                                                 Information

Name:                               BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                            500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   January 28, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    Becker Drapkin Management, L.P.
                                    Its:   General Partner

                                    By:    BC Advisors, LLC
                                    Its:   General Partner

                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  January 30, 2014

2.      BECKER DRAPKIN PARTNERS, L.P.

                Item                                                 Information

Name:                               BECKER DRAPKIN PARTNERS, L.P.

Address:                            500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   January 28, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    Becker Drapkin Management, L.P.
                                    Its:   General Partner

                                    By:    BC Advisors, LLC
                                    Its:   General Partner

                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  January 30, 2014

3.      BC ADVISORS, LLC

                Item                                                 Information

Name:                               BC ADVISORS, LLC

Address:                            500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   January 28, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  January 30, 2014

4.      STEVEN R. BECKER

                Item                                                 Information

Name:                               STEVEN R. BECKER

Address:                            500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   January 28, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s) Director and 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  January 30, 2014

5.      MATTHEW A. DRAPKIN

                Item                                                 Information

Name:                               MATTHEW A. DRAPKIN

Address:                            500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                   Becker Drapkin Management, L.P.

Date of Event Requiring Statement   January 28, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Ashley Sekimoto
                                           -------------------------------------
                                    Name:  Ashley Sekimoto
                                    Title: Attorney-in-Fact
                                    Date:  January 30, 2014